DRAFT, 21 NOVEMBER, 2005
                                                                  Exhibit 10.6.2



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                             DATED             2005



                             SPV MANAGEMENT LIMITED
                                       and

                             HOLMES HOLDINGS LIMITED
                                       and

                          HOLMES FINANCING (NO. 9) PLC
                                       and

                               ABBEY NATIONAL PLC
                                       and

                              THE BANK OF NEW YORK



              ----------------------------------------------------

                    NINTH ISSUER CORPORATE SERVICES AGREEMENT
              ----------------------------------------------------











                                SLAUGHTER AND MAY
                                 ONE BUNHILL ROW
                                 LONDON EC1Y 8YY
                                   (MSXH/LMR)




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                                    CONTENTS
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
                                                                                            PAGE



1.   DEFINITIONS AND INTERPRETATION                                                            1


2.   SHARE TRUSTEESHIP                                                                         2


3.   NOMINATION OF DIRECTORS PRIOR TO SERVICE OF AN ENFORCEMENT NOTICE                         2


4.   NOMINATION OF DIRECTORS AFTER SERVICE OF A NINTH ISSUER NOTE ENFORCEMENT NOTICE           4


5.   CONFIDENTIALITY                                                                           5


6.   REMUNERATION                                                                              6


7.   COVENANT BY HOLDINGS                                                                      6


8.   NO RECOURSE AGAINST EMPLOYEES, OFFICERS OR DIRECTORS                                      6


9.   TERMINATION                                                                               7


10.  NON-ASSIGNMENT                                                                            7


11.  GOVERNING LAW                                                                             7


12.  THE NINTH ISSUER SECURITY TRUSTEE                                                         7

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THIS AGREEMENT is made on the                       2005

BETWEEN:

(1) SPV MANAGEMENT LIMITED (registered number 2548079) whose business address is at Tower 42, International Finance Centre, 25 Old Broad Street, London EC2N 1HQ ("SPV");

(2) HOLMES HOLDINGS LIMITED (registered number 3689577) whose registered office is at 2 Triton Square, Regent's Place, London NW1 3AN ("HOLDINGS");

(3) HOLMES FINANCING (NO. 9) PLC (registered number 5115696) whose registered office is at 2 Triton Square, Regent's Place, London NW1 3AN (the "NINTH ISSUER");

(4) ABBEY NATIONAL PLC (registered number 2294747), a public limited company incorporated under the laws of England and Wales, whose registered office is at 2 Triton Square, Regent's Place, London NW1 3AN ("ANPLC"); and

(5) THE BANK OF NEW YORK whose principal office is at One Canada Square, London, E14 5AL (the "NINTH ISSUER SECURITY TRUSTEE" which expression shall include such person and all other persons for the time being acting as trustee or trustees under the Ninth Issuer Deed of Charge).

WHEREAS:

(A) SPV in its own right, and SPV and Martin McDermott (a director of SPV, Holdings and the Ninth Issuer) jointly, are the registered holders of the whole of the issued share capital of Holdings.

(B) Martin McDermott is jointly registered with Holdings as the holder of one share in the Ninth Issuer.

(C) SPV has agreed with the other parties to this Agreement to provide certain corporate and personnel services to the Ninth Issuer as described below.

IT IS HEREBY AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

         The Amended and Restated Master Definitions and Construction Schedule and the Ninth Issuer Master Definitions and Construction Schedule, both signed for the purposes of identification by Allen & Overy and Slaughter and May on [ o ], 2005 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Ninth Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Agreement, including the Recitals hereto, and this Agreement shall be construed in accordance with the interpretation

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         provisions set out in Clause [2] of the Master Definitions and
         Construction Schedule and the Ninth Issuer Master Definitions and Construction Schedule.

         In the event of a conflict between the Master Definitions Schedule and the Ninth Issuer Master Definitions and Construction Schedule, the Ninth Issuer Master Definitions and Construction Schedule shall prevail.

2.       SHARE TRUSTEESHIP

2.1      HOLDINGS

         (A) Pursuant to a declaration of trust dated 11th February, 1999, a letter dated 9th June, 2000 from Piers Minoprio to (and countersigned by) Martin McDermott and SPV Management Limited and a share transfer dated 9th June, 2000 transferring one share in Holdings from SPV and Piers Minoprio to SPV and Martin McDermott (together, the "FIRST DECLARATION OF TRUST"), SPV and Martin McDermott jointly hold one share in the share capital of Holdings on a fixed trust for SPV in its own right.

         (B) Pursuant to a declaration of trust dated 17th February, 1999 (the "SECOND DECLARATION OF TRUST") SPV holds the entire beneficial interest in the issued share capital of Holdings on a discretionary trust for the Discretionary Objects (as defined in the Second Declaration of Trust).

2.2      THE NINTH ISSUER

         Pursuant to a declaration of trust dated 24th May, 2004 (the "FOURTEENTH DECLARATION OF TRUST"), Martin McDermott holds his interest in one jointly owned share in the share capital of the Ninth Issuer on a fixed trust for Holdings.

3.       NOMINATION OF DIRECTORS PRIOR TO SERVICE OF AN ENFORCEMENT NOTICE

3.1      ENTITLEMENT TO NOMINATE

         Prior to the service of a Ninth Issuer Note Enforcement Notice and for so long as this Agreement remains in force:

         (A) ANPLC is entitled to nominate one person willing to serve in the capacity of director of the Ninth Issuer and ANPLC shall be deemed to have so nominated David Green as its first nominee in such capacity; and

         (B) SPV is entitled to nominate two persons willing to serve in the capacity of director of the Ninth Issuer (and shall be deemed to have so nominated SPV and Martin McDermott as its first nominees in such capacity) and nothing herein shall prevent SPV from nominating itself as a corporate director of the Ninth Issuer.



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3.2      APPOINTOR

         In relation to any person nominated or deemed to be nominated under clause 3.1 above or clause 3.3 below, whichever of ANPLC or SPV nominated that person is referred to below as that person's "APPOINTOR".

3.3      RESIGNATION OR RETIREMENT OF DIRECTOR

         Each appointor hereby confirms to the other that, if the person nominated or deemed to be nominated by it should resign or retire or for any other reason cease to act as director of the Ninth Issuer, it will promptly:

         (A) procure that such director shall acknowledge in writing that he has no claim of any nature whatsoever against the Ninth Issuer;

         (B) nominate another person willing to act in the relevant capacity; and

         (C) procure the consent of that other person to act in that capacity.

3.4      ACCEPTANCE OF APPOINTMENT AND PAYMENT

         Each appointor shall procure that each of the persons respectively nominated or deemed to be nominated by it from time to time as provided above accepts the relevant appointment and acts in the relevant capacity without fee or remuneration (including, for the avoidance of doubt, upon resignation or retirement) from the Ninth Issuer, save that nothing in this Agreement shall prejudice the right of SPV to be remunerated for its services under Clause 6.

3.5      COMPOSITION OF BOARDS

         SPV undertakes and agrees:

         (A) subject to its duties and obligations as trustee under the First Declaration of Trust and the Second Declaration of Trust and subject to Clause 4.4, that it shall exercise its rights as a shareholder of Holdings and all rights and powers vested in it under the Articles of Association of Holdings so as to procure that the board of directors of the Ninth Issuer comprises at all times one nominee of ANPLC (provided that ANPLC shall have nominated a person to such office) and two nominees of SPV, as provided under Clause 3.1; and

         (B) to procure that, subject to his duties under the First Declaration of Trust and the Foutheenth Declaration of Trust, Martin McDermott (and any successor shareholder) shall exercise his rights as a shareholder of Holdings and the Ninth Issuer and all rights and powers vested in him under the Articles of Association of Holdings and the Ninth Issuer so as to procure that the board of directors of the Ninth Issuer comprises at all times one nominee of ANPLC (provided that ANPLC shall have nominated a person to such office) and two nominees of SPV, as provided under Clause 3.1.

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4.       NOMINATION OF DIRECTORS AFTER SERVICE OF A NINTH ISSUER NOTE
         ENFORCEMENT NOTICE

4.1      RIGHTS AND POWERS UPON A NINTH ISSUER NOTE ENFORCEMENT NOTICE

         In the event that a Ninth Issuer Note Enforcement Notice is served on the Ninth Issuer, Holdings shall exercise its rights as a joint holder with Martin McDermott (and any successor shareholder) of one share in the Ninth Issuer and as sole beneficial owner of forty-nine thousand nine hundred and ninety-nine shares in the Ninth Issuer and the rights and powers vested in it under the Articles of Association of the Ninth Issuer so as to procure that:

         (A) such new or additional directors of the Ninth Issuer as the Ninth Issuer Security Trustee shall direct shall be duly appointed; and

         (B) such of the directors nominated pursuant to Clauses 3.1 or 3.3 as the Ninth Issuer Security Trustee requests shall tender their resignation, if so requested by the Ninth Issuer Security Trustee, and nothing shall prevent the Ninth Issuer Security Trustee from nominating itself for appointment as a director of the Ninth Issuer.

4.2      NOMINEES

         In the event that a Ninth Issuer Note Enforcement Notice is served on the Ninth Issuer, Holdings shall procure that, subject to his duties under the Fourteenth Declaration of Trust, Martin McDermott (and any successor shareholder) ensures that the results described in Clause 4.1 are achieved.

4.3      TERMS OF APPOINTMENT

         Any director nominated or appointed pursuant to Clause 4.1 shall be appointed upon such terms (including reasonable remuneration) as may be agreed between its appointees and the Ninth Issuer Security Trustee.

4.4      REQUESTS OF THE NINTH ISSUER SECURITY TRUSTEE

         For so long as SPV, and SPV and Martin McDermott (and any successor shareholder) jointly, are the registered holders of the whole of the issued share capital of Holdings, and in the event (but only in the event) that the provisions of Clause 4.1 apply, SPV undertakes and agrees, subject to its duties and obligations as trustee under the First Declaration of Trust and the Second Declaration of Trust, to comply and shall procure that subject to his duties under the First Declaration of Trust and the Fourteenth Declaration of Trust, Martin McDermott (and any successor shareholder) complies, with all reasonable requests of the Ninth Issuer Security Trustee as to:

         (A) the exercise of its and/or Martin McDermott's (and any successor shareholder's) rights as shareholder of Holdings; and

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         (B)      all rights and powers vested in it and/or Martin McDermott
                  (and any successor shareholder) under the Articles of Association of Holdings,

         in relation to the appointment and/or removal from office by Holdings of any of the directors of the Ninth Issuer.

4.5      RESIGNATION

         In the event that a Ninth Issuer Note Enforcement Notice is served on the Ninth Issuer, any appointment of a director in office at such time validly made pursuant to Clauses 3.1 or 3.3 shall continue to be effective in accordance with the provisions of this Agreement unless and until such director has resigned pursuant to Clause 4.1(B).

5.       CONFIDENTIALITY

         SPV shall not, and hereby undertakes to procure that each person nominated or deemed to be nominated as director of the Ninth Issuer by it pursuant to Clause 3 shall not, and that Martin McDermott (and any successor shareholder) shall not (regardless of whether or not such person shall still be in office or is still a shareholder), at any time disclose to any person, firm or company whatsoever, and shall treat as confidential, any information relating to the business, finances or other matters of ANPLC or the Ninth Issuer which it or he may have obtained as a result of (in the case of SPV) its role under this Agreement or as employer or principal to any such director or shareholder and (in the case of any such director or shareholder) his or its position as director or shareholder of the Ninth Issuer, or otherwise have become possessed, and SPV shall use its best endeavours to prevent any such disclosure, provided however that the provisions of this clause shall not apply:

         (A) to the disclosure of any information already known to the recipient;

         (B) to the disclosure of any information which is or becomes public knowledge otherwise than as a result of such disclosure being made in breach of this Clause 5, or as a result of the unauthorised or improper conduct of the recipient;

         (C) to the extent that disclosure is required pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or taxation authority (including, but without limitation to, any official bank examiners or regulators or the United Kingdom Listing Authority or the London Stock Exchange plc);

         (D) to the disclosure of any information to professional advisers who receive the information under a duty of confidentiality;

         (E) to the disclosure of any information with the consent of the parties hereto; and

         (F) to the disclosure of any information to the Ninth Issuer Security Trustee,

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         and SPV hereby agrees to indemnify and hold harmless ANPLC, the Ninth
         Issuer Security Trustee and the Ninth Issuer on an after tax basis for all losses, damages, expenses, costs, claims and charges arising from or caused by any disclosure of information by any of SPV, Martin McDermott (and any successor shareholder) or any director nominated by it, which disclosure is made contrary to the provisions of this clause.

6.       REMUNERATION

6.1      INITIAL FEE

         SPV shall be entitled to an initial fee of [(pound)17,500] (together with VAT thereon) in consideration of the services provided by it under this Agreement, payment of which shall be made on the Ninth Issuer Closing Date.

6.2      REMUNERATION FOR PROVISION OF DIRECTORS

         For so long as any director nominated by SPV is in office, SPV shall be entitled to remuneration for the services provided by it under this Agreement of [(pound)10,000] per annum (together with VAT thereon).

         (A) The remuneration payable pursuant to this Clause 6.2 shall be borne by Funding and payable as to [(pound)2,500.00] (together with VAT thereon) quarterly in advance on each Quarterly Interest Payment Date if, on the relevant Quarterly Interest Payment Date, SPV, in respect of the Ninth Issuer, has at least one director in office appointed pursuant to Clauses 3.1(B) or 3.3 of this Agreement.

         (B) The payment in respect of the Quarterly Interest Payment Date falling in [ o ], 2005 shall be made on the Ninth Issuer Closing Date.

7.       COVENANT BY HOLDINGS

         Holdings hereby covenants with the Ninth Issuer Security Trustee that it shall not sell, charge, exchange, transfer or otherwise deal in the shares which it holds in the Ninth Issuer at any time prior to the Final Redemption relating to the Ninth Issuer without the prior written consent of the Ninth Issuer Security Trustee.

8.       NO RECOURSE AGAINST EMPLOYEES, OFFICERS OR DIRECTORS

         The obligations of SPV under this Agreement and the obligations of the Ninth Issuer under the Transaction Documents are solely the corporate obligations of SPV and the Ninth Issuer. No recourse shall be had in respect of any obligation or claim arising out of or based upon this Agreement or any of the Transaction Documents against any employee, officer or director of SPV save where the claim, demand, liability, cost or expense in connection therewith arises from the negligence, wilful default or breach of duty of such employee, officer or director.

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9.       TERMINATION

         In respect of rights and obligations relating to the Ninth Issuer under this Agreement, such rights and obligations shall terminate automatically on the date falling 90 days after all Ninth Issuer Secured Obligations are discharged in full.

10.      NON-ASSIGNMENT

         The rights and obligations of the parties hereto are personal and, save in the case of the Ninth Issuer in accordance with the Ninth Issuer Deed of Charge, shall not be capable of assignment, except that the Ninth Issuer Security Trustee may assign its rights hereunder to any successor trustee or trustees under the Ninth Issuer Deed of Charge.

11.      GOVERNING LAW

         This Agreement is governed by, and shall be construed in accordance with, the laws of England.

12.      THE NINTH ISSUER SECURITY TRUSTEE

         The Ninth Issuer Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no obligation or liability whatsoever to any of the parties under or arising from or by virtue of the Ninth Issuer Security Trustee joining as a party to this Agreement.



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SIGNED by the authorised representative of the parties hereto the day and year first before written.

SIGNED by                         )
for and on behalf of              )
SPV MANAGEMENT LIMITED            )


SIGNED by                         )
for and on behalf of              )
HOLMES HOLDINGS LIMITED           )


SIGNED by                         )
for and on behalf of              )
HOLMES FINANCING (NO. 9) PLC      )


SIGNED by                         )
for and on behalf of              )
ABBEY NATIONAL PLC                )


SIGNED by                         )
for and on behalf                 )
THE BANK OF NEW YORK              )